         FIRST AMENDMENT, dated as of April 1, 1999 (this "Amendment"), to the CREDIT AGREEMENT, dated as of November 17, 1997 (the "Credit Agreement"), among Pneumo Abex Corporation (the "Company"), the financial institutions from time to time parties to the Credit Agreement (the "Lenders"), the arranger and documentation agent named therein and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

                              W I T N E S S E T H :

         WHEREAS, the Company has requested the Lenders to enter into this Amendment on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         I AMENDMENT. Paragraph (f) of subsection 8.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

              "(f) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom (including, without limitation, compliance with subsection 8.14), other investments in Persons not to exceed $30,000,000 in the aggregate at any time (and such investments to be measured by their fair market value at the time of the investment), provided that the aggregate amount of such investments made in any one Person (together with its Affiliates) shall not exceed $15,000,000"

         II. COMMITMENT REDUCTION. The aggregate Commitments shall automatically be permanently reduced from $120,000,000 to $100,000,000 on the First Amendment Effective Date (as defined below).

         III. MISCELLANEOUS.

              1. Representations and Warranties. The Company hereby represents and warrants as of the First Amendment Effective Date that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of the Company contained in the Loan Documents (with each reference to the Loan Documents in such representations and warranties being deemed to include, unless the context otherwise requires, this Amendment and the Credit Agreement as amended by this Amendment) are true and correct in all material respects with the same effect as if made on and as of such date.

              2. Expenses. The Company agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

              3. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

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                                                                               2

              4. Effectiveness. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which the Administrative Agent shall have received counterparts hereof duly executed by the Company and the Required Lenders.

              5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

              6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                       PNEUMO ABEX CORPORATION

                                       By: /s/ Peter W. Grace
                                          ------------------------------------
                                          Title: Senior Vice President


                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent and as a
                                       Lender

                                       By: /s/ Neil R. Boylan
                                          ------------------------------------
                                          Title: Managing Director


                                       BANKBOSTON, N.A.

                                       By: /s/ Lauren P. Carrigan
                                          ------------------------------------
                                          Title: Vice President


                                       BANQUE PARIBAS

                                       By: /s/ John J. McCormick, III
                                          ------------------------------------
                                          Title: Vice President

                                       By: /s/ Ro Toyashima
                                          ------------------------------------
                                          Title: Assistant Vice President


                                       FUJI BANK, LIMITED

                                       By: /s/ Teiji Teramoto
                                          ------------------------------------
                                          Title: Vice President & Manager


                                       LONG TERM CREDIT BANK OF JAPAN, LTD.

                                       By: /s/ S. Sato
                                          ------------------------------------
                                           Title: Deputy General Manager

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                                       NATEXIS BANQUE BFCE

                                       By: /s/ Jordan Sadler
                                          ------------------------------------
                                          Title: Associate

                                       By: /s/ G. Kevin Dooley
                                          ------------------------------------
                                          Title: Vice President


                                       NATIONAL WESTMINSTER BANK PLC

                                       By: /s/ Andrew S. Weinberg
                                          ------------------------------------
                                          Title: Senior Vice President


                                       ROYAL BANK OF CANADA

                                       By: /s/ John D'Angelo
                                          ------------------------------------
                                          Title: Manager


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Greg Wilson
                                          ------------------------------------
                                          Title: Banking Officer


                                       CREDIT AGRICOLE INDOSUEZ

                                       By: /s/ Craig Welch
                                          ------------------------------------
                                          Title: First Vice President

                                       By: /s/ Sarah McClintock
                                          ------------------------------------
                                          Title: Vice President